                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Kaydon Corporation:

     As independent public accountants, we hereby consent to the incorporation of our report, dated May 22, 1998, included in this Form 11-K, into the Company's previously filed Form S-8 Registration Statement Number 333-15903.



ARTHUR ANDERSEN LLP
Grand Rapids, Michigan,
June 26, 1998.












                                      -12-